UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 8, 2017
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry Into a Material Definitive Agreement.
On September 8, 2017, PBF Holding Company LLC ("PBF Holding"), an indirect subsidiary of PBF Energy Inc., and together with each of its wholly-owned subsidiaries, Paulsboro Refining Company LLC (together with PBF Holding, "PRC") and Delaware City Refining Company LLC (together with PBF Holding, "DCR") entered into amendments to the inventory intermediation agreements (the "Intermediation Agreement Amendments") with J. Aron & Company, a subsidiary of the Goldman Sachs Group, Inc., ("J. Aron") pursuant to which certain terms of the existing inventory intermediation agreements (as amended, the "Inventory Intermediation Agreements") were further amended, including, among other things, pricing and an extension of the term of the PRC Intermediation Agreement. The Intermediation Agreement Amendment by and among J. Aron, PBF Holding and PRC relating to the Inventory Intermediation Agreement for the Paulsboro refinery extends the term to December 31, 2019, which term may be further extended by mutual consent of the parties to December 31, 2020. The Intermediation Agreement by and among J. Aron, PBF Holding and DCR relating to the Inventory Intermediation Agreement for the Delaware City refinery was not materially changed, with the term end remaining July 1, 2019, which may be further extended by mutual consent of the parties to July 1, 2020.
Pursuant to each Inventory Intermediation Agreement, J. Aron will continue to purchase and hold title to certain of the intermediate and finished products (the "Products") produced by the Paulsboro and Delaware City refineries (the "Refineries"), respectively, and delivered into tanks at the Refineries. Furthermore, J. Aron agrees to sell the Products back to PRC and DCR as the Products are discharged out of the Refineries' tanks. J. Aron has the right to store the Products purchased in tanks under the Inventory Intermediation Agreements and will retain these storage rights for the term of the agreements. PBF Holding will continue to market and sell the Products independently to third parties.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	September 8, 2017

PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Dated:	September 8, 2017

PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel